Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent events

21. Subsequent events

The Company has evaluated subsequent events through the date of these consolidated financial statements and other than disclosed below, is not aware of other significant subsequent events that would require recognition or disclosure.

The outbreak of COVID-19 in the first quarter of 2020 has resulted in certain disruption to the Company's production capacity and ability to deliver to customers in parts of China. There has also been certain disruption in the Company's supply chain for the Company's Acorn Fresh business that is dependent on imports of fresh seafood from overseas. The Company has additionally had to adapt to certain work-from-home and flexible working arrangements whereas the Company has operated within a traditional office environment in the past. Some of the Company's online businesses appear to be experiencing gradually increased demand as customers prefer to shop from home, but there is still concern that the combination of supply-side disruption, delivery challenges and potentially adversely affected consumer demand caused by COVID-19, potentially exacerbated by other factors, could negatively impact the Company's business over the medium to long term. As a result of the post COVID-19 business environment, the Company has taken a number of defensive measures to cut costs and conserve cash resources, including certain salary reductions and reductions in headcount, deferrals of discretionary spending, and the indefinite suspension of the quarterly dividend. Management is closely monitoring developments related to the outbreak and is proactively coping with the impacts on the Company's operations and finances.